Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 041
EBP, Subsequent Event [Line Items]
Subsequent Events	SUBSEQUENT EVENTS
For the year ended December 31, 2025, subsequent events were evaluated through June 18, 2026, the date the financial statements were available to be issued. Effective July 31, 2026, assets totaling no more than $86,900,000 will transfer into the Plan from the former Superior Ready Mix Corporation 401(k) Plan. This follows the Company’s divestiture of its ready-mixed concrete businesses in California on June 5, 2026. Terminated participants of the former Superior Ready Mix Corporation 401(k) Plan have the option to withdraw their account balances from June 5, 2026, through July 29, 2026. These withdrawals will reduce the total assets transferred on the effective date.
There were no other events or transactions identified during this evaluation that require recognition or disclosure in the financial statements.